                                                                   Exhibit 99.04

                  HARRON COMMUNICATIONS CORP. AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                  (UNAUDITED)

                                                    June  30,    December 31,
                                                      1999           1998
ASSETS                                            -------------  -------------
Investment in communication systems:
  Property, plant and equipment.................. $ 280,275,138  $ 263,403,285
  Less accumulated depreciation..................  (137,050,469)  (130,181,567)
                                                  -------------  -------------
      Net property, plant and equipment..........   143,224,669    133,221,718
  Intangible assets, net of accumulated
   amortization of $47,529,001 and $42,835,456 at
   June 30, 1999 and December 31, 1998...........    80,196,971     81,139,660
                                                  -------------  -------------
      Total investments..........................   223,421,640    214,361,378
Cash and cash equivalents........................    10,779,151      3,645,097
Accounts receivable, net of allowance for
 doubtful accounts of $333,190 and $302,713 at
 June 30, 1999 and December 31, 1998.............     7,011,697      5,645,661
Short-term investments and marketable
 securities......................................   100,852,216     96,775,048
Investment in and advances to affiliate..........    13,904,875     10,413,236
Notes receivable, stockholders and affiliates....    18,992,040      6,775,528
Prepaid expenses and other assets................    13,750,693     13,353,302
                                                  -------------  -------------
      TOTAL...................................... $ 388,712,312  $ 350,969,250
                                                  =============  =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Debt........................................... $ 305,468,701  $ 284,179,226
  Accounts payable and accrued expenses..........    19,228,325     23,857,491
  Deferred taxes.................................     9,626,200      9,626,200
                                                  -------------  -------------
      Total liabilities..........................   334,323,236    317,662,917
                                                  -------------  -------------
Commitments and contingencies
Minority interest in consolidated subsidiary.....     1,000,000      1,000,000
Stockholders' equity:
  Common stock--$10 par value; authorized 100,000
   shares; issued and outstanding 48,168 shares
   at June 30, 1999 and December 31, 1998........       481,685        481,685
  Retained earnings..............................    24,584,386     23,316,448
  Accumulated other comprehensive income.........    28,323,015      8,508,200
                                                  -------------  -------------
      Total stockholders' equity.................    53,389,086     32,306,333
                                                  -------------  -------------
      TOTAL...................................... $ 388,712,312  $ 350,969,250
                                                  =============  =============

           See notes to condensed consolidated financial statements.

                 HARRON COMMUNICATIONS CORP. AND SUBSIDIARIES

     CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                  (UNAUDITED)

                             Three Months Ended          Six Months Ended
                                  June  30,                  June 30,
                           ------------------------  -------------------------
                              1999         1998          1999         1998
                           -----------  -----------  ------------  -----------
REVENUES.................. $36,645,145  $29,771,813  $ 71,409,326  $57,408,508
COSTS AND EXPENSES:
  Operating expenses......  13,480,045   11,493,233    27,166,884   22,342,857
  General and
   administrative
   expenses...............   8,018,471    7,114,962    16,990,523   13,684,645
  Depreciation and
   amortization...........   5,021,874    4,035,215    12,815,156    8,025,635
                           -----------  -----------  ------------  -----------
      Total costs and
       expenses...........  26,520,390   22,643,410    56,972,563   44,053,137
                           -----------  -----------  ------------  -----------
OPERATING INCOME..........  10,124,755    7,128,403    14,436,763   13,355,371
                           -----------  -----------  ------------  -----------
OTHER (EXPENSE) INCOME:
  Interest expense........  (4,702,697)  (4,102,037)  (10,122,620)  (7,905,533)
  Interest income.........   1,545,591    1,321,014     2,792,070    2,477,411
  Gains on businesses and
   assets sold............     334,125      321,167       668,250      668,250
  Life insurance
   proceeds...............          --           --            --    4,423,445
  Equity in net loss of
   affiliate..............    (183,840)          --      (446,597)          --
  Other...................    (246,983)   1,800,605      (138,232)   1,630,605
                           -----------  -----------  ------------  -----------
      Total other
       (expense) income...  (3,253,804)    (659,251)   (7,247,129)   1,294,178
                           -----------  -----------  ------------  -----------
INCOME BEFORE INCOME
 TAX PROVISION............   6,870,951    6,469,152     7,189,634   14,649,549
INCOME TAX PROVISION
 (BENEFIT) ...............     211,671      203,470       221,694   (7,573,439)
                           -----------  -----------  ------------  -----------
NET INCOME................   6,659,280    6,265,682     6,967,940   22,222,988
OTHER COMPREHENSIVE
 INCOME, NET OF TAX--
 Unrealized gain
 on marketable securities,
 net of tax benefit of $0
 during the three months
 ended June 30, 1999 and
 1998 and $0 and
 $1,545,896 during the six
 months ended June 30,
 1999 and 1998,
 respectively.............   4,509,221   (4,222,970)   19,814,815    1,713,424
                           -----------  -----------  ------------  -----------
COMPREHENSIVE INCOME...... $11,168,501  $ 2,042,712  $ 26,782,755  $23,936,412
                           ===========  ===========  ============  ===========

           See notes to condensed consolidated financial statements.

                  HARRON COMMUNICATIONS CORP. AND SUBSIDIARIES

             CONDENSED CONSOLIDATED INCOME STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                        Six Months Ended
                                                            June 30,
                                                    --------------------------
                                                        1999          1998
                                                    ------------  ------------
OPERATING ACTIVITIES:
  Net income....................................... $  6,967,940  $ 22,222,988
  Adjustments to reconcile net income to net cash
   provided by operating activities--depreciation
   and amortization................................   12,815,156     8,025,635
    Changes in assets and liabilities which
     provided (used) cash:
      Accounts receivable..........................   (1,366,036)     (157,940)
      Prepaid expenses and other assets............     (397,391)  (28,046,217)
      Investment in and notes receivable from
       affiliates..................................  (15,708,151)     (854,823)
      Short-term investments and marketable
       securities..................................   15,737,647       629,926
      Accounts payable, accrued expenses and
       deferred taxes..............................   (4,629,166)   (8,126,668)
                                                    ------------  ------------
    Net cash provided by operating activities......   13,419,999    (6,307,099)
                                                    ------------  ------------
INVESTING ACTIVITIES:
  Purchases of cable systems.......................   (3,750,856)   (2,055,916)
  Purchases of property, plant and equipment.......  (18,124,564)  (11,636,482)
                                                    ------------  ------------
    Net cash used in investing activities..........  (21,875,420)  (13,692,398)
                                                    ------------  ------------
FINANCING ACTIVITIES:
  Net proceeds from issuance or repayment of debt..   21,289,475    21,137,874
  Distribution to shareholders.....................   (5,700,000)           --
                                                    ------------  ------------
    Net cash provided by (used in) financing
     activities....................................   15,589,475    21,137,874
                                                    ------------  ------------
NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS.......................................    7,134,054     1,138,377
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD.....    3,645,097     6,114,388
                                                    ------------  ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD........... $ 10,779,151  $  7,252,765
                                                    ============  ============

           See notes to condensed consolidated financial statements.

                 HARRON COMMUNICATIONS CORP. AND SUBSIDIARIES

             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

          Six-Month Periods Ended June 30, 1999 and 1998 (Unaudited)

1. Basis of Presentation

  The accompanying unaudited condensed consolidated financial statements of Harron Communications Corp. and subsidiaries (the "Company") have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and, therefore, do not include all information and footnotes necessary for presentation of financial position, results of operations and cash flows required by generally accepted accounting principles. The December 31, 1998 condensed consolidated balance sheet was derived from the Company's audited consolidated financial statements. The information furnished reflects all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair summary of the financial position, results of operations and cash flows. The condensed consolidated financial statements should be read in conjunction with the audited historical consolidated financial statements of the Company and notes thereto for the year ended December 31, 1998.

2. Pending Sale of Cable Operations

  In April 1999, the Company entered into an agreement with Adelphia Communications Corporation to sell all of its cable operations for approximately $1.2 billion, subject to certain purchase price adjustments and certain customary conditions, including regulatory and other approvals. This sale is expected to close on September 30, 1999.

3. Acquisitions

  In February 1999, the Company purchased the assets of a cable television system that serves communities in Michigan for approximately $4.4 million. The Company accounted for this acquisition under the purchase method of accounting. As such, the Company allocated the purchase price of the system based on the fair value of the assets acquired and liabilities assumed as determined by an independent appraisal. The excess consideration over the fair value of the net tangible assets has been allocated to franchise costs, which are being amortized over 10 years. The pro forma effects of this transaction on the Company's operations were not significant.

4. Debt

  Debt consists of the following:

                                                         June 30,   December 31,
                                                           1999         1998
                                                       ------------ ------------
Term loans............................................ $ 75,000,000 $ 75,000,000
Revolving credit loan.................................  227,500,000  205,500,000
Other secured debt....................................    2,968,700    3,679,226
                                                       ------------ ------------
                                                       $305,468,700 $284,179,226
                                                       ============ ============

5. Income Taxes

  In March 1998, the shareholders of the Company made an election under the Internal Revenue Code to treat the Company as a qualified sub-chapter S Corporation effective January 1, 1998. Accordingly, the Company recorded a reversal of a portion of the deferred tax liabilities at December 31, 1997 during the first quarter of 1998. However, the Company was subject to a corporate level tax for certain built-in gains present at the date of conversion which may be realized within a ten-year period following its election to be treated as a sub-chapter S Corporation. A total of $7,989,000 related to the deferred tax liability at December 31, 1997 was reversed into income in the consolidated statement of income and comprehensive income for the six-month period ended June 30, 1998.

                  HARRON COMMUNICATIONS CORP. AND SUBSIDIARIES

           Six-Month Periods Ended June 30, 1999 and 1998 (Unaudited)


6. Related Parties

  A stockholder of the Company died in January 1998 and the Company received approximately $4,423,000 representing life insurance proceeds during the six-month period ended March 31, 1998.

7. Distributions To Shareholders

  The Company distributed $5.7 million to its shareholders in the second quarter of 1999. Such distribution was made on a pro-rata basis to each shareholder in proportion to their ownership interests. The distribution was made in order for the shareholders to pay their individual tax liabilities now that the Company operates as a S corporation.

8. Segment Information

  The following represents the Company's significant business segments: Cable and Broadcast Television. The components of net income below operating income are not separately evaluated by the Company's management on a segment basis (see the Company's unaudited condensed consolidated statements of income and comprehensive income).

                                          Broadcast   Corporate and
                                 Cable    Television    Other (1)      Total
                              ----------- ----------  ------------- -----------
Six Months Ended June 30,
 1999:
  Revenues................... $66,925,699 $4,259,932   $   223,695  $71,409,326
  Operating income (loss)
   before depreciation
   and amortization (2)......  31,985,794   (117,910)   (4,615,965)  27,251,919
  Depreciation and
   amortization..............  11,834,584    320,174       660,398   12,815,156
1998:
  Revenues...................  53,144,625  4,263,883                 57,408,508
  Operating income (loss)
   before depreciation
   and amortization (2)......  25,249,773    749,567    (4,618,334)  21,381,006
  Depreciation and
   amortization..............   6,867,977    508,247       649,411    8,025,635
Three Months Ended June 30,
 1999:
  Revenues...................  34,217,008  2,306,714       121,423   36,645,145
  Operating income (loss)
   before depreciation
   and amortization (2)......  16,577,987    597,373    (2,028,731)  15,146,629
  Depreciation and
   amortization..............   4,576,464    140,640       304,950    5,021,874
1998:
  Revenues...................  27,369,247  2,402,566            --   29,771,813
  Operating income (loss)
   before depreciation
   and amortization (2)......  13,088,188    574,116    (2,498,686)  11,163,618
  Depreciation and
   amortization..............   3,452,747    255,724       326,744    4,035,215

--------
(1) Other includes segments not meeting certain quantitative guidelines for reporting as well as elimination entries related to the segments presented.

(2) Operating income before depreciation and amortization is commonly referred to in the Company's businesses as "operating cash flow". Operating cash flow is a measure of a company's ability to generate cash to service its obligations, including debt service obligations, and to finance capital and other expenditures. In part due to the capital intensive nature of the Company's businesses and the resulting significant level of noncash depreciation and amortization expense, operating cash flow is frequently used as one of the bases for comparing businesses in the Company's industry, although the Company's measure of operating cash flow may not be comparable to similarly titled measures of other companies. Operating cash flow does not purport to represent net income or net cash provided by operating activities, as those terms are defined under generally accepted accounting principles, and should not be considered as an alternative to such measurements as an indicator of the Company's performance.